Transactions with Related Parties	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Transactions with Related Parties

3. Transactions with Related Parties:

The Company uses the services of Maritime, a ship management company with its principal office in Greece and an office in the U.S.A. Maritime is engaged under separate management agreements directly by the Company’s respective subsidiaries to provide a wide range of shipping services, including but not limited to, chartering, sale and purchase, insurance, operations and dry-docking and construction supervision, all provided at a fixed daily fee per vessel. For the ship management services, Maritime charges a fee payable by each subsidiary of $0.325 per day per vessel while the vessel is in operation including any pool arrangements and $0.450 per day per vessel while the vessel is under construction, as well as an additional daily fee (which is dependent on the seniority of the personnel) to cover the cost of engineers employed to conduct the supervision of the newbuilding (collectively the “Ship-management Fees”). In addition, Maritime charges the Company a commission rate of 1.25% on all charter hire agreements arranged by Maritime.

The management agreements for the vessels had an initial term of five years. For the Northsea Alpha and Northsea Beta the base term expired on December 31, 2015, for Pyxis Theta it expired on December 31, 2017 and for the Pyxis Epsilon and the Pyxis Malou it expired on December 31, 2018. Following their initial expiration dates, the management agreements were automatically renewed for consecutive five year periods, or until terminated by either party on three months’ notice.

The Head Management Agreement (the “Head Management Agreement”) with Maritime commenced on March 23, 2015 and continued through March 23, 2020. Following the initial expiration date, the Head Management Agreement was automatically renewed for a five-year period (unless terminated by either party on 90 days’ notice). Maritime provides administrative services to the Company, which include, among other, the provision of the services of the Company’s Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, Chief Operating Officer, one or more internal auditor(s) and a secretary, as well as the use of office space in Maritime’s premises. Under the Head Management Agreement, the Company pays Maritime a fixed fee of $1,600 annually (the “Administration Fees”). In the event of a change of control of the Company during the management period or within 12 months after the early termination of the Head Management Agreement, then the Company will pay to Maritime an amount equal to 2.5 times the then annual Administration Fees. Pursuant to the amendment of this agreement on March 18, 2020, in the event of such change of control and termination, the Company shall also pay to Maritime an amount equal to 12 months of the then daily Ship-management Fees.

The Ship-management Fees and the Administration Fees are adjusted annually according to the official inflation rate in Greece or such other country where Maritime was headquartered during the preceding year. On August 9, 2016, the Company amended the Head Management Agreement with Maritime to provide that in the event that the official inflation rate for any calendar year is deflationary, no adjustment shall be made to the Ship-management Fees and the Administration Fees, which will remain, for the particular calendar year, as per the previous calendar year. Effective January 1, 2019 and 2020, the Ship-management Fees and the Administration Fees were increased by 0.62%, and, 0.26% respectively, in line with the average inflation rate of Greece for 2018 and 2019. For 2020, the average rate in Greece was a deflation of 1.24% and as a result no adjustment shall be made to the Ship-management Fees and the Administration Fees effective January 1, 2021, which will remain, for the particular calendar year, as per the previous year.

The following amounts were charged by Maritime pursuant to the head management and ship-management agreements with the Company, and are included in the accompanying consolidated statements of comprehensive loss:

	Year Ended December 31,
	2018	2019	2020
Included in Voyage related costs and commissions
Charter hire commissions	$354	$351	$276

Included in Management fees, related parties
Ship-management Fees	720	724	637

Included in General and administrative expenses
Administration Fees	1,618	1,628	1,632

Total	$2,692	$2,703	$2,545

On October 28, 2015 the Company issued a promissory note in favor of Maritime Investors in the amount of $2.5 million, with an interest rate payable of 2.75% and maturity of January 15, 2017. Certain amendments were made increasing the principal balance to $5.0 million, extending the maturity date to March 31, 2020 and the interest rate to 4.5%. On May 14, 2019, the Company entered into a second amendment to the Amended & Restated Promissory Note which (i) extended the repayment of the outstanding principal, in whole or in part, until the earlier of a) one year after the repayment of the credit facility of Eighthone with Entrust Global (the “Credit Facility”) on September 2023 (see Note 7), b) January 15, 2024 and c) repayment of any Paid-In-Kind (“PIK”) interest and principal deficiency amount under the Credit Facility, and (ii) increased the interest rate to 9.0% per annum of which 4.5% shall be paid in cash and 4.5% shall be paid in common shares of the Company calculated on the volume weighted average closing share price for the 10 day period immediately prior to each quarter end. The new interest rate was effective from April 1, 2019. After the repayment restrictions have been lifted per the Credit Facility, the Company, at its option, may continue to pay interest on the Amended & Restated Promissory Note in the afore-mentioned combination of cash and shares or pay all interest costs in cash. The Company considered the guidance under ASC 470-50 “Debt Modifications and Extinguishments” and concluded that the transaction should be accounted for as debt extinguishment.

With respect to the portion of interest that will be settled in common shares, the Company considered the guidance in ASC 480 that requires obligations that can be settled in shares with a fixed monetary value at settlement (e.g., share-settled debt) and followed the guidance in ASC 835-30 to accrue the liability to the redemption amount using the interest method.

Interest charged on the Amended & Restated Promissory Note for the years ended December 31, 2018, 2019 and 2020, amounted to $213, $395 and $452, respectively, and is included in Interest and finance costs, net (Note 12) in the accompanying consolidated statements of comprehensive loss. Of the total interest charged on the Amended & Restated Promissory Note during the year ended December 31, 2019, $225 was paid in cash and the remaining amount of $170 was settled in common shares. Of the amount settled in common shares, $113 was settled in common shares during 2019 and the remaining amount of $57 were settled in January 2020. Of the total interest charged on the Amended & Restated Promissory Note during the year ended December 31, 2020, $226 was payable in cash and the remaining amount of $226 was settled in common shares. Of the amount settled in common shares, $169 was settled in common shares during 2020 and the remaining amount of $57 was settled in January 2021.

The amount of $5,000 is separately reflected in the accompanying consolidated balance sheets under non-current liabilities.

As of December 31, 2019 and 2020, there was a balance due to Maritime of $6,849 and due from Maritime of $2,308, respectively. Relevant balances are reflected in Due to related parties and Due from related parties, respectively, in the accompanying consolidated balance sheets. The balance with Maritime is interest free and with no specific repayment terms.